UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 19, 2014

Starz, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-184551	20-8988475
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8900 Liberty Circle

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (720) 852-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On February 19, 2014, Starz (“Starz”), the parent company of Starz, LLC, issued a press release, attached hereto as Exhibit 99.1, announcing that Scott Macdonald, CFO of Starz, will be presenting at the J.P. Morgan, Global High Yield & Leveraged Finance Conference on Wednesday, February 26th at 9:00 AM ET at the Loews Miami Beach Hotel, in Miami Beach, Fla.  Mr. Macdonald will also be meeting with investors throughout the day. During his presentation and meetings, Mr. Macdonald may make observations regarding Starz’s financial performance.

This Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 7.01 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD and shall not be deemed “filed” for any purpose.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name
99.1	Press Release of Starz, dated February 19, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2014

STARZ, LLC

	By:	/s/ J. Steven Beabout
Name: J. Steven Beabout
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Name
99.1	Press Release of Starz, dated February 19, 2014.